EXHIBIT 99.2
AUDIT COMMITTEE CHARTER
Purpose
The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent public accounting firm’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent public accountants, and (4) the compliance by the Company with legal and regulatory requirements.
The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.
Committee Membership
The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange.
The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Audit Committee members may be replaced by the Board.
Committee Authority and Responsibilities
The Audit Committee shall have the sole authority to appoint or replace the independent public accountants (subject, if applicable, to shareholder ratification), and shall approve all audit engagement fees and terms and all significant non-audit engagements with the independent public accountants. The Audit Committee shall consult with management but shall not delegate these responsibilities.
The Audit Committee shall meet as often as it determines is necessary or advisable, but not less frequently than quarterly. The Audit Committee may form and delegate authority to subcommittees when appropriate.
The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, the internal auditors and the independent public accountants in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.
The Audit Committee, to the extent it deems necessary or appropriate, shall:
Financial Statement and Disclosure Matters
1.	Review and discuss with management and the independent public accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent public accountants the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent public accountants’ reviews of the quarterly financial statements.

3.	Discuss with management and the independent public accountants significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements.

4.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, and financial information and earnings guidance.

5.	Discuss with management and the independent public accountants the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

6.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.	Discuss with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:
(a)	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent public accountants, internal auditors or management.

(b)	The management letter provided by the independent public accountants and the Company’s response to that letter.

(c)	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management
Oversight of the Company’s Relationship with the Independent Public Accountants
8.	Review the experience and qualifications of the senior members of the independent public accounting team.

9.	Obtain and review a report from the independent public accountants at least annually regarding (a) the public accounting firm’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent public accountants and the Company. Evaluate the qualifications, performance and independence of the independent public accountants, including considering whether the public accounting firm’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the public accountant’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the public accountant.

10.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent public accountants who were engaged on the Company’s account.

11.	Discuss with the national office of the independent public accounting firm issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

12.	Meet with the independent public accountants prior to the audit to discuss the planning and staffing of the audit.
Oversight of the Company’s Internal Audit Function
13.	Review the appointment and replacement of the Company’s internal auditor.

14.	Review the significant reports to management prepared by the internal auditor and management’s responses.

15.	Discuss with the independent public accountant the internal auditor’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.
Compliance Oversight Responsibilities
16.	Obtain from the independent public accountants assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

17.	Obtain reports from management, the Company’s internal auditor and the independent public accountants that the Company and its subsidiary are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Adopt policies and procedures governing the review, approval or ratification of transactions with related persons that are reportable under Item 404(a) of Regulation S-K, and review for approval or ratification all transactions with related persons reportable under Item 404(a) of Regulation S-K in accordance with such policies and procedures. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

18.	Discuss with management and the independent public accountants any correspondence with regulators or governmental agencies and any employee complaints or published reports, which raise material issues regarding the Company’s financial statements or accounting policies.

19.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.
Limitation of Audit Committee’s Role
While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent public accountants.
Revised and Approved February 8, 2007